BRANCH SALE	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

NOTE Q — BRANCH SALE

On April 6, 2012, the Bank sold all deposits and selected assets associated with two branch offices located in Pembroke and Raeford, North Carolina. The transaction was consummated pursuant to a definitive purchase and assumption agreement with Lumbee Guarantee Bank (“Lumbee”), Pembroke, North Carolina, which was entered into on December 20, 2011. The purchase price under the terms of the purchase and assumption agreement was $1.8 million which included $1.1 million for all real property and equipment and $688,000 for a deposit premium. The deposit premium was offset by the write-off of a core deposit intangible of $131,000 on these deposits resulting in a net gain of $557,000. Lumbee assumed $14.6 million in deposits plus accrued interest of $5,000 from the Bank and took assignment of all real property and equipment associated with the two branch offices, which totaled $1.1 million at April 6, 2012. The Bank retained all loans associated with the two branches except for approximately $338,000 plus accrued interest of $2,000 in loans associated with deposit accounts which included overdraft protection loans and loans secured by time deposits. There was a separate payment for the loans purchased that was not included in the $1.8 million purchase price.